UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

CREE, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 Silicon Drive, Durham, North Carolina 27703

(Address of principal executive offices)

(919) 313-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

The information in this Current Report on Form 8-K is furnished under Item 12 (Disclosure of Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with the interim guidance in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

On April 16, 2003, Cree, Inc. (the “Company”), issued a press release announcing results for the period ended March 30, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ CYNTHIA B. MERRELL
Cynthia B. Merrell Chief Financial Officer

Dated: April 16, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press release, April 16, 2003